





Inland Diversified Real Estate Trust, Inc.

Annual Stockholders Meeting

June 3, 2010



INLAND DIVERSIFIED REAL ESTATE TRUST, INC.

Important Information to Consider

This presentation may contain forward-looking statements. Forward-looking statements are statements that are not historical, including statements regarding management's intentions, beliefs, expectations, representations, plans or predictions of the future, and are typically identified by such words as "believe," "expect," "anticipate," "intend," "estimate," "may," "will," "should" and "could." We intend that such forward-looking statements be subject to the safe harbor provisions created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward looking statements involve numerous risks and uncertainties that could cause actual results to be materially different from those set forth in the forward looking statements. These risks are outlined more particularly in our Annual Report on Form 10-K for the year ended December 31, 2009 and our Quarterly Report on Form 10-Q for the period ended March 31, 2010 and include but are not limited to:

- No public market currently exists, and one may never exist, for its shares, and Inland Diversified is not required to liquidate
- Inland Diversified has no prior operating history
- Inland Diversified's investment policies and strategies are very broad and permit it to invest in numerous types of commercial real estate
- Inland Diversified may pay distributions from the proceeds generated by borrowings, including borrowings secured by assets, resulting in having less money available to invest in properties or other real estate assets
- Inland Diversified does not have employees and relies on its business manager and real estate managers to manage its business and assets
- The number and type of real estate assets Inland Diversified will acquire will depend on the proceeds raised in its offering
- Inland Diversified's charter limits a person from owning more than 9.8% in value of its outstanding stock or more than 9.8% in value or in number of shares, whichever is more restrictive, of its outstanding common stock without prior approval of its board
- Inland Diversified pays significant fees to its business manager, real estate managers and other affiliates of its sponsor
- Employees of Inland Diversified's business manager and two of its directors are also employed by its sponsor or its affiliates and will face competing demands for their time and service and may have conflicts in allocating their time to our business and assets
- Inland Diversified may borrow up to 300% of its net assets, and principal and interest payments will reduce the funds available for distribution. As a matter of policy, the aggregate borrowings secured by all of its assets may not exceed 55% of the combined fair market value of its assets
- Inland Diversified's business manager could recommend investments in an attempt to increase its fees which are generally based on a percentage of its invested assets and, in certain cases, the purchase price for the assets
- Inland Diversified does not have arm's length agreements with its business manager, real estate managers or any other affiliates of its sponsor
- Inland Diversified may fail to qualify as a REIT

This material is neither an offer to sell nor the solicitation of an offer to buy any security, which can be made only by the prospectus which as been filed or registered with appropriate state and federal regulatory agencies. No regulatory agency has passed on or endorsed the merits of our offering. Any representation to the contrary is unlawful.

Inland Diversified can give no assurance that it will be able to pay or maintain distributions, or that distributions will increase over time. There are many factors that can affect distributions to stockholders. Please consult the prospectus for a complete discussion of risk factors which can affect distributions to stockholders.

The companies depicted in the photographs herein may have proprietary interests in their trade names and trademarks and nothing herein shall be considered to be an endorsement, authorization or approval of Inland Diversified by the companies. Further, none of these companies are affiliated with Inland Diversified in any manner.

Table of Contents



Agenda

1. Call to Order and Opening Remarks - Robert D. Parks, Chairman and Director of Inland Diversified Real Estate Trust, Inc.

2. Report of Quorum and Presentation of the Affidavit of Mailing of Proxy Solicitation - Kevin Kelly, Inspector Elections, Morrow & Co., LLC

3. Proxy Vote - Mr. Parks

4. Company Overview and Strategy - Barry L. Lazarus, President, Chief Operating Officer and Director of Inland Diversified Real Estate Trust, Inc.

5. Property Management - JoAnn Armenta, President and Chief Executive Officer of Inland Diversified Real Estate Services, LLC

6. Financial Highlights - Steven T. Hippel, Chief Accounting Officer and Treasurer of Inland Diversified Real Estate Trust, Inc.

7. Report of the Vote - Mr. Kelly
   a. Election of Directors
   b. Ratification of KPMG LLP as Independent Auditors

8. Closing Remarks - Mr. Parks

INLAND DIVERSIFIED REAL ESTATE TRUST, INC.

The Inland Difference



Inland Real Estate Group of Companies, Inc.

2009 Torch Award Winner for Ethics in Marketplace

Better Business Bureau of Chicago and Northern Illinois

The Inland Real Estate Group of Companies, Inc. was the 2009 winner, in the category including 1,000+ employees, of the thirteenth annual Torch Award for Marketplace Ethics, awarded by the Better Business Bureau serving Chicago & Northern Illinois (the "BBB"). The award is given to companies that the BBB identifies as exemplifying ethical business practices. In a press release issued by the BBB, the president and chief executive officer of the BBB noted that the 2009 competition had the largest number of nominations and entries, with more than 1,300 nominations from a wide variety of businesses. Inland Diversified is part of the Inland Real Estate Group of Companies, Inc.

"Inland" refers to some or all of the entities that are a part of The Inland Real Estate Group of Companies, Inc. which is comprised of a group of independent legal entities some of which may be affiliates, share some common ownership or have been sponsored and managed by subsidiaries of Inland Real Estate Investment Corporation ("Inland Investments").

INLAND DIVERSIFIED REAL ESTATE TRUST, INC.

Directors and Executive Officers



Top Row (1-6)

1. Gerald W. Grupe, Independent Director
2. Lee A. Daniels, Independent Director
3. Charles H. Wurtzebach, Independent Director
4. Robert D. Parks, Chairman and Director
5. Barry L. Lazarus, President, Chief Operating Officer and Director
6. Steven T. Hippel, Chief Accounting Officer and Treasurer

Bottom Row (7-10)

7. JoAnn Armenta, President and Chief Executive Officer of Property Management
8. Brenda G. Gujral, Director
9. Cathleen M. Hrtanek, Secretary
10. Roberta S. Matlin, Vice President





INLAND DIVERSIFIED REAL ESTATE TRUST, INC.



Company Overview and Strategy

Highlights of the Offering

- Primary Offering $5.0 billion
- Number of Shares of Common Stock 500,000,000
- Primary Share Price* $10.00/share
- Distribution Reinvestment Plan $9.50/share
- Distributions[1]
  Currently 6.0% per annum (annualized)
- Share Repurchase Program[2] Limited, Interim Liquidity (see below)
- REIT Status
  Election Made

[1] On May 12, 2010, the Inland Diversified board of directors declared distributions payable to stockholders of record each day through June 30, 2010 in an amount equal to $0.00164384 which if paid each day for a 365-day period, would equal a 6.0% annualized rate based on a purchase price of $10.00 per share. Inland Diversified intends to continue paying distributions for future periods in the amounts and at times as determined by its board of directors. Net proceeds from the offering will not be used to fund these distributions. There can be no assurance that Inland Diversified's investment objectives will be achieved. Inland Diversified can give no assurance that it will be able to pay or maintain distributions, that distributions will increase over time or that investors will receive return of their capital. There are many factors that can affect distributions to stockholders. Consult the prospectus for a discussion of the specific risks.

[2] Share Repurchase Program (SRP): Subject to certain restrictions as discussed in the prospectus, we may make "ordinary repurchases," which are defined as all repurchases other than upon the death of a stockholder, at the following prices:

- 92.5% of the share price* for stockholders who have owned their shares continuously for at least one year, but less than two years;
- 95% of the share price for stockholders who have owned their shares continuously for at least two years, but less than three years;
- 97.5% of the share price for stockholders who have owned their shares continuously for at least three years, but less than four years; and
- 100% of the share price for stockholders who have owned their shares continuously for at least four years.
- The death of a stockholder is considered an "exceptional repurchase." We may repurchase shares at a repurchase price equal to 100% of the share price. There is no one-year holding period, and no limitation on the amount available for redemption.

We may make ordinary repurchases under the SRP only if we have sufficient funds available to complete the repurchase. In any given calendar month, funds used to make ordinary repurchases generally cannot exceed the proceeds from the Distribution Reinvestment Plan. Subject to funds being available, we generally will limit the number of shares repurchased during any calendar year to 5% of the number of shares of common stock outstanding on December 31 of the previous calendar year. The 5% limit will not apply to exceptional repurchases. Please refer to Supplement 14 dated April 16, 2010 for complete information.

* For purposes of the program, "share price" means (A) prior to the first valuation date, the offering price of our shares in our most recent "best efforts" offering (unless the shares were purchased at a discount from that price, and then that purchase price), reduced by any distributions of net sale proceeds that constitute a return of capital; and (B) after the first valuation date, the lesser of (1) the share price determined in (A) or (2) the most recently disclosed estimated value per share, as determined by our board, our business manager or another firm that we have chosen for that purpose.

INLAND DIVERSIFIED
REAL ESTATE TRUST, INC.

A Portfolio with Diversified Opportunities



Inland Diversified focuses on acquiring and developing commercial real estate located in the United States and Canada, as well as REITs or other real estate operating companies. In particular, Inland Diversified looks to acquire properties or entities owning properties such as:

- retail
- office
- multi-family, including student housing
- industrial/distribution and warehouse facilities
- lodging
- medical office and healthcare-related
- public infrastructure assets*
- triple-net, single-use properties of a similar type

- Ability to purchase other assets as attractive opportunities are available
- Flexibility to take advantage of changing market conditions
- Expertise in many facets of real estate and related activities

Inland Diversified does not expect to invest any specific amount or percentage of assets in any one type of property.

* Public infrastructure assets include toll roads, water utilities, correctional facilities, airports, ports, electricity and gas transmission and distribution networks and telecommunications facilities.

Experienced Management with Proven Track Record

Inland Diversified's management team has experience raising capital, acquiring, managing, developing and financing commercial real estate and related investments.

Robert Parks, Chairman of the Board

- Inland co-founder
- Over 40 years with Inland
- Current and past chief executive of Inland public programs

Barry Lazarus, President, Chief Operating Officer and Director

- Over 37 years with Inland
- Former president and CEO of Inland Retail Real Estate Trust, Inc. ("Inland Retail")
- Former president of Wisconsin Capital Land Fund

JoAnn Armenta, President and CEO of Inland Diversified Real Estate Management

- Over 13 years with Inland
- Former president of Inland Retail property management
- Formerly supervised Inland Retail due diligence team

Financing Availability

- Bank and insurance companies lending again
- Interest rates have decreased since 2009
- Commercial mortgage backed securities ("CMBS") sources now active
- More conservative lender underwriting than in previous years

INLAND DIVERSIFIED REAL ESTATE TRUST, INC.

Financing Strategy

- Portfolio leverage up to 55% of combined fair market value*
- Individual property financing may be higher on a short term basis
- The majority of debt to be property specific
- Lines of credit may be obtained and used if needed
- Preference for non-recourse financing

* Inland Diversified may borrow up to 300% of its net assets, and principal and interest payments will reduce the funds available for distribution. As a matter of policy, the aggregate borrowings secured by all of its assets may not exceed 55% of the combined fair market value of its assets without approval of Inland Diversified's independent board members.

Commitment to Stockholder Value

- No acquisition fees
- Graduated asset management fee
- Distributions paid to stockholders will not be paid from investor capital as committed to in the prospectus
- Focused due diligence applied to underwriting acquisitions






INLAND DIVERSIFIED REAL ESTATE TRUST, INC.

Property Management



INLAND DIVERSIFIED REAL ESTATE TRUST, INC.

Due Diligence

- The team - longevity and history with Inland
- The process - Inland's unique and systematic approach
- Underwriting criteria and cap rates*

*We determine capitalization rate, or "cap rate," by dividing our estimate of the property's projected annual net operating income, as determined during the due diligence process, by the purchase price of the property. Net operating income includes, for these purposes, base rental income and expense reimbursements from in-place leases, net of operating expenses, and including replacement reserves and vacancy loss provisions.

Property Management

- The team - longevity and history with Inland
- Economies of scale - the benefits of being part of Inland
- Marketing
  - Improves Sales
  - Increases Occupancy
  - Increases Collection
  - Improves Renewals



Inland Diversified Real Estate Currently Owned


shaws
Osco
SHOP THE WORLD
SEAFOOD





Merrimack Village Center - Merrimack, NH

Transaction Date:	December 11, 2009
Transaction Price:	$9,760,000
Cap Rate*:	9.50%

*We determine capitalization rate, or "cap rate," by dividing our estimate of the property's projected annual net operating income, as determined during the due diligence process, by the purchase price of the property. Net operating income includes, for these purposes, base rental income and expense reimbursements from in-place leases, net of operating expenses, and including replacement reserves and vacancy loss provisions.

Inland Diversified Real Estate Currently Owned


publix





Pleasant Hill Commons - Kissimmee, FL

Transaction Date:	February 18, 2010
Transaction Price:	$12,375,000
Cap Rate*:	7.50%

*We determine capitalization rate, or "cap rate," by dividing our estimate of the property's projected annual net operating income, as determined during the due diligence process, by the purchase price of the property. Net operating income includes, for these purposes, base rental income and expense reimbursements from in-place leases, net of operating expenses, and including replacement reserves and vacancy loss provisions.

Inland Diversified Real Estate Currently Owned


JCPenney
KOHL'S
DICK'S

Regal Court – Shreveport, LA

Transaction Date:	May 14, 2010
Transaction Price:	$43,500,000
Cap Rate*:	8.05%

*We determine capitalization rate, or "cap rate," by dividing our estimate of the property's projected annual net operating income, as determined during the due diligence process, by the purchase price of the property. Net operating income includes, for these purposes, base rental income and expense reimbursements from in-place leases, net of operating expenses, and including replacement reserves and vacancy loss provisions.

INLAND DIVERSIFIED REAL ESTATE TRUST, INC.

Property Information and Status

Property	Location	Cap Rate*	Purchase Price	Status
Merrimack Village Center Anchor Tenant**: Shaw's	Merrimack, NH	9.50%	$9.8M	Closed
Pleasant Hill Commons Anchor Tenant**: Publix	Kissimmee, FL	7.50%	$12.4M	Closed
Regal Court Anchor Tenant**: JCPenney, Kohl's, Dick's Sporting Goods	Shreveport, LA	8.05%	$43.5M	Closed
Draper Crossing Anchor Tenant**: Smith's Food & Drug	Draper, UT	Published upon Closing	$24.0M	Closed
Haines City Shopping Center Anchor Tenant**: Publix	Haines City, FL	Published upon Closing	$9.5M	Potential
Publix Shopping Center Anchor Tenant**: Publix	St. Cloud, FL	Published upon Closing	$9.4M	Potential

*We determine capitalization rate, or "cap rate," by dividing our estimate of the property's projected annual net operating income, as determined during the due diligence process, by the purchase price of the property. Net operating income includes, for these purposes base rental income and expense reimbursements from in-place leases, net of operating expenses, and including replacement reserves and vacancy/loss provisions.

**Anchor Tenant: The store within a shopping center that attracts or generates the majority of traffic. Anchors are strategically placed to maximize traffic and sales for all tenants.

Financial Highlights

INLAND DIVERSIFIED REAL ESTATE TRUST, INC.

Consolidated Financial Highlights

	Year Ended 12/31/2009	Three Months Ended 3/31/2010
Total Consolidated Assets	$26,439,298	$67,932,932
Stockholders' Equity	$22,777,884	$57, 911,216
Distributions Declared	$212,414	$737,820
Debt Payable	$0	$5,445,000
Ratio of Total Debt to Total Assets	0%	8%
Weighted Average Interest Rate	N/A	6.50%
Funds From Operations ("FFO")*	($268,314)	($279,082)
FFO Per Share	($0.73)	($0.06)

*Funds From Operations (FFO): The most commonly accepted and reported measure of REIT operating performance and amortization. As defined by the National Association of Real Estate Investment Trusts, FFO is equal to a REIT's net income, excluding gains or losses from sales of property, and adding back real estate depreciation.

Schedule of Fees and Expenses Paid

(or Accrued) To Affiliates of Our Sponsor [*] as of 12/31/2009

	Amount	Comments
Business Management Fee	$0	Up to 0.25% of average invested assets each quarter. $6,060 fee waived for the year ended December 31, 2009.
Offering and Organization Costs	$3,385,447	15% allowed, measured at the close of the offering.
Acquisition Expenses	$23,432	Up to 6% of the contract price of each asset or 6% of funds advanced for each loan allowed for expenses only (no acquisition fee charged).
Ancillary Services Reimbursements	$33,516	Reimbursements for actual services provided by affiliates.
Total Operating Expenses as Defined in the Prospectus	$245,377	Not to exceed 2% of average invested assets or 25% of net income as defined in the prospectus unless approved by the board of directors

[*] *As reflected on the Company's consolidated financial statements for the year ended 12/31/2009*

* If the Business Manager decides to accept less in any particular quarter, the excess amount that is not paid may, in the Business Manager's sole discretion, be waived permanently or accrued, without interest, to be paid at a later point in time.





INLAND DIVERSIFIED REAL ESTATE TRUST, INC.

WHO YOU INVEST WITH

IS EVERYTHING®

